Exhibit 23.2

                                     CONSENT



                  We hereby consent to the use of our opinion included herein and to all references to this firm in the Proxy Statement constituting a part of this Registration Statement on Form S-4 of BankAtlantic Bancorp, Inc.



                                                    PITNEY, HARDIN, KIPP & SZUCH



Florham Park, New Jersey
May 19, 1998